     As filed with the Securities and Exchange Commission on April 4, 2003.

                                                      Registration Nos. 33-47782
                                                                        811-6663

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.  21

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                        COMPANY ACT OF 1940, as amended

                         [X] Amendment No.  22

                         SB ADJUSTABLE RATE INCOME FUND
               (Exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                 (800) 451-2010

              (Registrant's Telephone Number, including Area Code)

                         Christina T. Sydor, Secretary
                    Smith Barney Adjustable Rate Income Fund
                            300 First Stamford Place

                           Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On April 7, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A - PROSPECTUS

         PROSPECTUS
         AND
         APPLICATION
         April 7, 2003



SB ADJUSTABLE RATE INCOME FUND
------------------------------  . SALOMON BROTHERS CLASSES OF SHARES


         The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 SB ADJUSTABLE RATE INCOME FUND

 CONTENTS

               Fund goal, strategies and risks..............  2
               More on the fund's investments...............  6
               Management...................................  7
               Choosing a class of shares to buy............  8
               Buying shares and exchanging shares.......... 13
               Redeeming shares............................. 14
               Other things to know about share transactions 16
               Dividends, distributions and taxes........... 18
               Financial highlights......................... 19

                            About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


         SB Adjustable Rate Income Fund -         1

 FUND GOAL, STRATEGIES AND RISKS

 Investment   The fund seeks to provide high current income and to limit the degree of
 objectives   fluctuation of its net asset value resulting from movements in interest rates.
-----------------------------------------------------------------------------------------------------
 Principal    The fund normally invests at least 80% of its net assets in adjustable rate securities.
 investment   The fund may also invest up to 20% of its net assets in fixed rate debt securities. The
 strategies   securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities and collateralized mortgage obligations (CMOs) and mortgage-related derivative securities, including government stripped mortgage backed securities
              (SMBS). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In regard to the privately issued asset backed securities in which the fund may invest, such securities may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

              Unlike fixed rate securities, the interest rates of the fund's adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund's net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

              The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

              Credit quality The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the manager.

              Maturity The fund's dollar weighted average life (or period until next interest rate reset date) will normally be between 1 and 3 years.
-----------------------------------------------------------------------------------------------------
 How the      The manager seeks to achieve low volatility of net asset value by diversifying the
 manager      fund's assets among investments it believes will, in the aggregate, be resistant to selects the  significant fluctuations in market value. The manager evaluates the attractiveness of
 fund's       different sectors of the bond market and values individual securities within those investments  sectors relative to other available securities.

              In selecting individual securities for the fund's portfolio, the manager takes into account various factors that may affect the fund's volatility, including:

              . Remaining time to the security's next interest rate reset date
              . The security's payment characteristics
              . The security's impact on the dollar weighted average life of the fund's portfolio


         SB Adjustable Rate Income Fund -         2

 Principal     Investing in U.S. government and other adjustable rate securities can provide
 risks of      benefits, but it may also involve risks. Investors could lose money on their investing in  investment in the fund, or the fund may not perform as well as other investments,
 the fund      for the following reasons:

               . The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund's portfolio may increase during periods of decreasing interest rates. Borrowers then tend to prepay as they refinance their mortgages or other obligations at lower rates. Managers will generally be unable to reinvest the prepayment proceeds at similar rates of return than those anticipated for the securities whose obligations have been prepaid
               . The obligors on a mortgage or other obligation underlying a privately issued security in the fund's portfolio default on their obligation to pay principal or interest, or the security's credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy
               . Interest rates go down, since the adjustable nature of the fund's investments makes it difficult to "lock in" a favorable rate of return in a declining interest rate environment
               . During a period of rapidly rising interest rates, the changes in the coupon rates of the fund's adjustable rate securities temporarily lag behind changes in market rates. You could suffer loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund's securities are adjusted to reflect current market rates
               . Interest rates increase, causing the value of the fund's fixed income securities to decline, which would reduce the value of the fund's portfolio
               . The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

               The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, a fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

               The yield to maturity of an interest only (IO) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

               The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

               Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn.
               Asset backed securities may be less liquid than mortgage backed securities.

               Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.



         SB Adjustable Rate Income Fund -         3

 Performance
 This bar chart indicates the risks                               [CHART]
 of investing in the fund by
 showing changes in the fund's
 Smith Barney Class L shares          1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
 performance from year to year.       -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
 Past performance, before and         3.09%  2.38%  7.98%  5.07%  5.59%  4.25%  4.40%  6.23%  5.38%  3.05%
 after taxes, does not necessarily
 indicate how the fund will
 perform in the future. This bar
 chart shows the performance of
 the fund's Smith Barney Class L
 shares (the fund's oldest class of
 shares) for each full calendar year
 since the fund's inception. The
 chart does not reflect sales
 charges, which would reduce
 your return.
 Quarterly returns: Highest:
 2.77% in 1st quarter 1995;
 Lowest: 0.04% in 2nd
 quarter 1994.








--------------------------------------------------------------------------------

 Total Return for Smith
 Barney Class L Shares*
 * Performance for Salomon
 Brothers Class A, B, 2, O
 and Y shares is not
 provided because these
 classes do not have a full
 calendar year of
 performance. Although
 Smith Barney Class L
 shares are not offered in this
 Prospectus, they are
 invested in the same
 portfolio of securities as the
 Salomon Brothers Classes
 of shares. Smith Barney
 Class L shares' annual
 returns will differ from the
 returns earned by the
 classes of shares offered in
 this Prospectus to the
 extent that the classes have
 different fees and expenses.
 The returns shown have not
 been restated to reflect these
 different fees and expenses
 or the imposition of the
 sales load applicable to the
 Salomon Brothers Class A,
 B, 2, O and Y shares.
--------------------------------------------------------------------------------

            Performance table
            This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

            Average Annual Total Returns (Calendar Years Ended
            December 31, 2002*)
                                             1 year 5 years 10 years
            Smith Barney Class L+
               Return before taxes           3.05%   4.66%   4.74%
               Return after taxes on         1.82%   2.70%   2.77%
               distributions
               Return after taxes on         1.86%   2.75%   2.81%
               distributions and sale of
               fund shares
               Merrill Index++               5.88%   6.48%   6.08%

           + Prior to August 5, 2002, Smith Barney Class L
             shares were designated Smith Barney Class A shares.
           ++ Index performance reflects no deductions for fees,
              expenses or taxes.
           * Performance for Salomon Brothers Class A, B, 2, O and Y shares is not provided because these classes do not have a full calendar year of performance.
             Although Smith Barney Class L shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon
             Brothers Classes of shares. Smith Barney Class L shares' annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, 2, O and Y shares.

Comparative performance
This table compares the before- and after-tax average annual total return of the fund's Smith Barney Class L shares for the periods shown with that of the Merrill Lynch 1-3 years Treasury Index (Merrill Index), a broad-based index including all U.S. Treasury notes and bonds with maturities of at least one year and less than three years. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class L shares only and the after-tax returns for all other classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


         SB Adjustable Rate Income Fund -         4

 Fee table

                                                             Salomon Brothers
 Shareholder fees (paid directly from your        --------------------------------------------------
 investment)                                      Class A    Class B    Class 2   Class O   Class Y

 Maximum sales charge on purchases                2.00%*       None       None      None      None   Fees and Expenses
 Maximum deferred sales charge on redemption        None      5.00%       None      None      None
 Annual fund operating expenses (paid by the                                                         This table sets forth the
 fund as a % of net assets)                                                                          fees and expenses you will
   Management fees                                 0.60%      0.60%      0.60%     0.60%     0.60%   pay if you invest in fund
   Distribution and service (12b-1) fees           0.25%      0.75%      0.75%      None      None   Shares.
   Other expenses                                  0.20%      0.20%      0.20%     0.20%     0.20%
   Total annual fund operating expenses            1.05%      1.55%      1.55%     0.80%     0.80%

 * You may buy Salomon Brothers Class A shares in amounts of $500,000 or more at net asset value without an initial sales charge but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
------------------------------------------------------------------------------------------------------

 Example

 Number of years you own your Salomon Brothers
 shares                                              1 Year      3 Years      5 Years     10 Years
    Your cost would be
    Class A                                           $305        $527         $768        $1,457    This example helps you compare
    Class B (redemption at end of period)             $658        $790         $945        $1,711    the costs of investing in the
    Class B (no redemption)                           $158        $490         $845        $1,711    fund with the costs of
    Class 2 (redemption at end of period)             $258        $490         $845        $1,845    investing in other mutual
    Class 2 (no redemption)                           $158        $490         $845        $1,845    funds. Your actual costs may
    Class O                                           $ 82        $255         $444        $  990    be higher or lower.
    Class Y                                           $ 82        $255         $444        $  990

 The example assumes: . You invest $10,000 in the fund for the period shown
                      . Your investment has a 5% return each year
                      . You reinvest all distributions and dividends without a sales charge
                      . The fund's operating expenses remain the same
                      . You redeem your shares at the end of the period (unless otherwise indicated)

         SB Adjustable Rate Income Fund -         5

 MORE ON THE FUND'S INVESTMENTS

The fund's investment objective and its principal investment strategies and risks are described under
"Fund Goal, Strategies and Risks."

This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.
------------------------------------------------------------------------------------------------------
 Derivative contracts   The fund may, but need not, use derivative contracts, such as interest rate futures contracts and options on securities and securities indices and options on these futures, to hedge against the economic impact of adverse changes in the market value of its securities, due to changes in interest rates. The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities.
                        Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
------------------------------------------------------------------------------------------------------
 Foreign securities     The fund may invest up to 10% of its assets in U.S. dollar denominated debt securities of foreign issuers. The value of the fund's foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.
------------------------------------------------------------------------------------------------------
 Defensive investing    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


         SB Adjustable Rate Income Fund -         6

 MANAGEMENT

 Manager         The fund's investment adviser (the manager) is Smith Barney Fund
                 Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc.
                 ("Salomon Smith Barney"). The manager's address is 333 West 34th
                 Street, New York, New York 10001. The manager oversees the fund's investment operations, including making all investment decisions and selecting brokers and dealers for execution of portfolio transactions for the fund. The manager and Salomon Smith Barney are subsidiaries of
                 Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--
                 and use diverse channels to make them available to consumer and corporate customers around the world. Prior to July 23, 2002, the fund was sub-advised by BlackRock Financial Management, Inc.

                 David A. Torchia and Theresa M. Veres, each an investment officer of
                 SBFM, are responsible for the day-to-day management of the fund. Mr.
                 Torchia, a managing director of Salomon Smith Barney who has been employed by Salomon Brothers Asset Management Inc ("SBAM"), an
                 affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality
                 U.S. fixed income portfolios. He has more than 18 years of securities business experience. Ms. Veres, a director of Salomon Smith Barney who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than 13 years of securities business experience.
-------------------------------------------------------------------------------------------
 Management fee  During the fiscal year ended May 31, 2002, the manager received an advisory fee equal to 0.40% of the fund's average daily net assets.
-------------------------------------------------------------------------------------------
 Administrator   The fund's administrator also is SBFM. For its services, the administrator received a fee during the fund's last fiscal year equal to 0.20% of the fund's average daily net assets.



         SB Adjustable Rate Income Fund -         7

 CHOOSING A CLASS OF SHARES TO BUY

 Share classes  You can choose between three classes of shares: Salomon Brothers Class A, 2 or Y.
                Salomon Brothers Class B and Class O shares of the fund are available only by exchange from Class B or Class O shares, respectively, of a Salomon Brothers fund.
                The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

                . How much you plan to invest.
                . How long you expect to own the shares.
                . The expenses paid by each class.
                . Whether you qualify for any reduction or waiver of sales charges.
--------------------------------------------------------------------------------------------------
 Investment     Minimum initial investment amounts vary depending on the nature of your
 minimums       investment account.


                                                   Initial Investment        Additional
                                                                             Investments

                                                  Salomon     Salomon     Salomon   Salomon
                                                  Brothers    Brothers    Brothers  Brothers
                                                 Classes A,   Class Y    Classes A, Class Y
                                                  B, 2, O                 B, 2, O
General                                             $250    $2.5 Million    $50      $1,000
Individual Retirement Accounts, Self Employed       $50     $2.5 Million    $50      $1,000
Retirement Plans, Uniform Gift to Minor Accounts
Qualified Retirement Plans                          $50     $2.5 Million    $50      $1,000
Monthly Systematic Investment Plans                 $25         n/a         $25       n/a
Pre-authorized Check Plan                           $25         n/a         $25       n/a

 Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code,
 including 401(k) plans
-------------------------------------------------------------------------------------------------------------------
 Comparing              Your Financial Consultant can help you decide which class meets your goals. Your
 classes                Financial Consultant may receive different compensation depending upon which class you choose.
-------------------------------------------------------------------------------------------------------------------
 Distribution           The fund has adopted a Rule 12b-1 distribution plan for its Salomon Brothers Class
 plan                   A, B and 2 shares. Under the plan, the fund pays distribution and service fees.
                        These fees are an ongoing expense and over time may cost you more than other types of sales charges.


         SB Adjustable Rate Income Fund -         8

 COMPARING THE FUND'S SALOMON BROTHERS CLASSES

                      Class A           Class B           Class 2          Class O          Class Y
Key features     .Initial sales    .Available for     .No initial or   .Available for   .No initial or
                  charge            purchase only      deferred sales   purchase only    deferred sales
                 .You may           by exchange of     charge           by exchange of   charge
                  qualify for       Class B shares    .Higher annual    Class O shares  .Must invest at
                  reduction or      of a Salomon       expenses than    of a Salomon     least $2.5
                  waiver of         Brothers fund      Class A          Brothers fund    million
                  initial sales    .No initial sales  .Does not        .No initial or   .Lower
                  charge            charge             convert to       deferred sales   expenses than
                 .Generally        .Deferred sales     Class A shares   charge           the other
                  lower annual      charge declines                    .Lower annual     classes
                  expenses than     over time                           expenses than
                  Class B and       based on that                       the other
                  Class 2           of the fund                         classes
                                    owned prior to
                                    exchange
                                   .Converts to
                                    Class A after 7
                                    years
                                   .Higher annual
                                    expenses than
                                    Class A

Initial sales    .Up to 2.00%;     .None              .None            .None            .None
charge            reduced or
                  waived for
                  large purchases
                  and certain
                  investors. No
                  charge for
                  purchases of
                  $500,000 or
                  more

Deferred sales   .1% on            .Up to 5.00%       .None            .None            .None
charge            purchases of      charged when
                  $500,000 or       you redeem
                  more if you       shares. The
                  redeem within     charge is
                  1 year of         reduced over
                  purchase          time based on
                                    that of the fund
                                    owned prior to
                                    exchange and
                                    there is no
                                    deferred sales
                                    charge after 6
                                    years

Annual           .0.25% of         .0.75% of          .0.75% of        .None            .None
distribution and  average daily     average daily      average daily
service fees      net assets        net assets         net assets

Exchangeable     .Class A shares   .Class B shares    .Class 2 shares  .Class O shares  .Class Y shares
into              of any of the     of any of the      of any of the    of any of the    of any of the
                  other Salomon     other Salomon      other Salomon    other Salomon    other Salomon
                  Brothers funds    Brothers funds     Brothers funds   Brothers funds   Brothers funds



         SB Adjustable Rate Income Fund -         9

 SALOMON BROTHERS CLASS A SHARES

Class A sales charge
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.


                                   Sales charge as   Sales charge as
            Amount of Investment % of offering price % of net amount
             Less than $500,000         2.00%             2.04%
             $500,000 or more*           -0-               -0-

*You do not pay an initial sales charge when you buy $500,000 or more of Class
 A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for reduced Class A sales charges. There are several ways you can combine multiple purchases of Class A shares of the fund to take advantage of the breakpoints in the sales charge schedule.

.. Accumulation privilege--lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

.. Group purchase--lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

.. Letter of intent--lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

.. Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
.. Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
.. Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.
.. Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
.. Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.


         SB Adjustable Rate Income Fund -         10

    SB Adjustable Rate Income Fund

Account Application
       Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
1. Type of Account (Please print)
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
[_] INDIVIDUAL
                           [_] JOINT
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
Joint Registrant (if any)/1,2/
                                       Social Security No. or Taxpayer I.D. No.
Name
    ==========================================
/1/ Use only the Social Security Number or Taxpayer Identification Number of
    the first listed joint tenant.
/2/ For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[_] UNIFORM GIFT TO MINORS OR    [_] UNIFORM TRANSFER TO MINORS (where allowed
by law)
Name of Adult Custodian (only one permitted)
Name
    ------------------------------------------
Minor's Date of Birth
             -------------
Name of Minor (only one permitted)
                                                    Minor's Social Security No.
Name
    ==========================================
               (Account will not be opened without minor's Social Security No.)
                                          Uniform Gifts/Transfer to Minors Act.
under the
      -------------------------
              State of Residence of Minor
--------------------------------------------------------------------------------
[_] CORPORATION
                         [_] PARTNERSHIP
                                       Social Security No. or Taxpayer I.D. No.

[_] TRUST*
                         [_] OTHER
                                                           ---------------------
  (Account will not be opened without Taxpayer I.D. No. or Social Security No.) Name of Corporation, Partnership, or Other
                           -----------------------------------------------------
--------------------------------------------------------------------------------
Name(s) of Trustee(s)
               -----------------------------------------------------------------
* If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                              Date of the Trust Agreement
                                                                 ===============
2. Mailing Address
Street or P.O. Box
             -------------------------------------------------------------------
             -------------------------------------------------------------------
City
    --------------------------------
                                           State
                                              ----
                                                      Zip
                                                         ----------
Business Telephone
               ------
                                             Home Telephone
                                                         =======================
3. Investment Information
Method of Investment
[_] I have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
[_] I have enclosed a check for the minimum of $25 and completed the Automatic
      Investment Plan information in Section 10.
[_] I purchased ____ shares of ______________ through my broker on
      ____/____/____. Confirm # __
Please make my investment in the Class designated below:

                    Class A      Class 2      Class Y       Investment
                   ---------------------------------------------------
                                                                $
                                                                $
                                                                $
                                                                $
                                                                $
                           Total Investment Amount              $

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
4. Reduced Sales Charge (Available for Class A Shares Only)
Method of Investment
Are you a shareholder in another Salomon Brothers Fund?     [_] Yes     [_] No
[_] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class 2 Shares).

Fund
                                        Account No. or Social Security No.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Letter of Intent
[_] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:
[_] $50,000     [_] $100,000       [_] $250,000  [_] $500,000  [_] $1,000,000
--------------------------------------------------------------------------------
5. Dividend and Capital Gains Distributions
Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends
                                        Capital Gains
[_] I wish to reinvest dividends in the same Fund.
                                      [_] I wish to reinvest capital gains in
                                          the same Fund.
[_] I wish to have dividends paid in cash.
                                      [_] I wish to have capital gains paid in
                                          cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[_] Please reinvest dividends and capital gains from the Fund to the _____ Fund.

Optional Features
--------------------------------------------------------------------------------
6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $______ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[_] Monthly           [_] Quarterly[_]         Startup Month/Year: ____________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:
                                        Wire transfers to:

[_] Address of Record (named in Section 2)
                                 [_] Bank of Record (named in Section 10)
Name
      --------------------------------------------------------------------------
Address
      --------------------------------------------------------------------------
City
    ----------------------------------
                                             State
                                                ----
                                                        Zip
                                                           =====================
7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[_] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$ ______________ into the __________________________________ Fund, Account # __
  $25 Minimum

$ ______________ into the __________________________________ Fund, Account # __
  $25 Minimum

$ ______________ into the __________________________________ Fund, Account # __
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of ____________

--------------------------------------------------------------------------------
9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

[_] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund's transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the __ day of the month for investment:

[_] Monthly        [_] Every alternate month      [_] Other ___________________

[_] Quarterly      [_] Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

--------------------------------------------------------------------------------

JOHN DOE                                                                000
123 Main Street                     VOID
Anywhere, USA 12345
                                                                   _____________
_________________________________________________________________ $_____________

________________________________________________________________________________

__________________                                            __________________

--------------------------------------------------------------------------------
11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name
                ----------------------------------------------------------------
Address
                ----------------------------------------------------------------
City                                         State                   Zip
                ----------------------------       -----------------     -------
Bank ABA No.
                ----------------------------
Bank Account No.
                ----------------------------
Account Name
             -------------------------------------------------------------------

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Signature and Dealer Information
--------------------------------------------------------------------------------
12. Signature and Taxpayer Certification
The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the SB Adjustable Rate Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.
Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
Under the penalty of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.
[_] Exempt from Backup Withholding (i.e., exempt entity as described in
    Application Instructions)
[_] Nonresident alien [form W-8 attached]            Country of Citizenship ____
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Authorized signature _______________________ Title ___________________ Date ____
Authorized signature _______________________ Title ___________________ Date ____

--------------------------------------------------------------------------------
13. For Dealer Use Only (Please print)
We hereby authorize Salomon Smith Barney Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Salomon Smith Barney Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name
             -------------------------------------------------------------------
Main Office Address
             -------------------------------------------------------------------
Dealer Number
                             Branch #
                                                          Rep #

Representative's Name
               -----------------------------------------------------------------
Branch Address
                                               Telephone No.

Authorized Signature of Dealer _________________________________________________
                                               Title
                                                  ------------------------------
If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Customer Service
For customer service, including account information, transfers and Fund prices, you may call
                                1-800-446-1013
            between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

--------------------------------------------------------------------------------
Mailing Instructions

Mail your completed account application and check made OR  (for overnight and express mail delivery)
payable to Salomon Brothers Funds to:
SB Adjustable Rate Income Fund                             SB Adjustable Rate Income Fund
c/o PFPC                                                   c/o PFPC
P.O. Box 9764                                              4400 Computer Drive
Providence, RI 02940-9764                                  Westborough, MA 01581-5120

                                                                         SBPROAPP 4/03

..  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
.. Non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

 SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

Salomon Brothers Class B shares of the fund are available for purchase only by exchange of Class B shares of a Salomon Brothers fund. If you redeem your Salomon Brothers Class B shares of the fund within six years of the initial purchase of Class B shares of a Salomon Brothers fund, you will pay a deferred sales charge.

                      CLASS B DEFERRED SALES CHARGE TABLE

                                              Deferred Sales Charge As A
                                                 Percentage of Dollar
       Year(s) Since Purchase Order            Amount Subject to Charge
       1st year                                           5%

       greater than 1 year and up to 2 years              4%

       greater than 2 years and up to 4 years             3%

       greater than 4 years and up to 5 years             2%

       greater than 5 years and up to 6 years             1%

       greater than 6 years                               0%

Calculation of Deferred Sales Charge. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

..  Shares that represent appreciation
..  Shares representing reinvested distributions and dividends
.. Other shares that are not subject to the deferred sales charge .. Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers. The deferred sales charge for each share class will generally be waived in connection with:


..  Redemptions made following the death or disability (as defined in the
   Internal Revenue Code) of a shareholder.
.. Redemptions effected pursuant to the fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
..  A tax-free return of an excess contribution to any retirement plan.
..  Exchanges.


         SB Adjustable Rate Income Fund -         11

.. Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
..  Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
..  Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
..  Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
.. Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion. After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


     Shares issued at initial Shares issued on         Shares issued upon
     purchase                 reinvestment of          exchange from another
                              distributions and        fund
                              dividends
     Seven years after the    In same proportion that  On the date the shares
     date of purchase (for    the number of Class B    originally acquired would
     purposes of calculating shares converting is to have converted into Class the date of conversion, total Class B shares you A shares
     all purchases are        own
     deemed made on the
     last business day of
     the month)

Money Market Funds. The periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.
 SALOMON BROTHERS CLASS 2 SHARES

You buy Class 2 shares at the net asset value without paying an initial sales charge. There is no deferred sales charge when you redeem Salomon Brothers Class 2 shares. However, if you acquire Salomon Brothers Class 2 shares of the fund by exchange from a Salomon Brothers fund whose Class 2 shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class 2 shares of the fund within one year of the date of purchase of the originally acquired Class 2 shares. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.

 SALOMON BROTHERS CLASS O SHARES

Salomon Brothers Class O shares of the fund are available for purchase only by exchange of Class O shares of a Salomon Brothers fund. There are no initial or deferred sales charges on these shares.

 SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.


         SB Adjustable Rate Income Fund -         12

 BUYING SHARES AND EXCHANGING SHARES

 Buying shares    . Salomon Brothers Class A, 2 and Y shares of the fund may be initially purchased
 by mail            through PFPC Global Fund Services, Inc. ("PFPC" or the "transfer agent") by completing an Account Application and forwarding it to the transfer agent.
 You may make       Shares may also be purchased from selected dealers in accordance with
 subsequent         procedures established by the dealer.
 purchases by     . Subsequent investments may be made by mailing a check to the transfer agent,
 mail or, if you    along with the detachable stub from your Statement of Account (or a letter
 elect, by wire     providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.
                  . Write the transfer agent at the following address:
                                  SB Adjustable Rate Income Fund
                                  c/o PFPC
                                  P.O. Box 9764
                                  Providence, RI 02940-9764
------------------------------------------------------------------------------------------------------
 Buying shares    Subsequent investments may also be made by wiring funds to the transfer agent.
 by wire          Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: SB Adjustable Rate Income Fund
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call
                  (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.
------------------------------------------------------------------------------------------------------


                                                 Purchase is Effective
Payment wired in federal If order and federal funds or check is funds or check received  received by its agent before 4:00 p.m.,  On that day
                         Eastern time:
                         If order and federal funds or check is
                         received by its agent after the close of On the business day following
                         New York Stock Exchange:                 receipt

--------------------------------------------------------------------------------

 Automatic   You may authorize the transfer agent to automatically transfer funds on a periodic investment  basis (monthly, alternative months, quarterly) from a regular bank account or other
 plan        financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

             . Amounts transferred should be at least $25 monthly.
             . If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

             For more information, contact your Financial Consultant or consult the SAI.


         SB Adjustable Rate Income Fund -         13

 Exchange    You may exchange shares of the fund for shares of the same class of another fund.
 privilege
             . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
             . Shares are eligible for exchange commencing 30 days after purchase.
             . Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.
             . If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash
               Management Fund or the New York Municipal Money Market Fund.
             . Generally, if you exchange Class 2 shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.
             . You may exchange shares by telephone if you elect telephone exchanges on your
               Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------------------------
 Systematic  You may request that shares of any class of the fund be exchanged monthly for
 Exchange    shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the
             Systematic Investing Application.
--------------------------------------------------------------------------------------------------

 REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request  Redemptions by
in proper form to:                                                            mail
                                                                              Generally, a properly
           PFPC Global Fund Services, Inc.                                    completed Redemption
           c/o SB Adjustable Rate Income Fund                                 Form with any required
           P.O. Box 9764                                                      signature guarantee is all
           Providence, RI 02940-9764                                          that is required for a
                                                                              redemption. In some
The written request for redemption must be in good order. This means that you cases, however, other
have provided the following information. Your request will not be processed   documents may be
without this information.                                                     necessary.

.. Name of the fund
.. Account number
.. Dollar amount or number of shares to redeem
.. Signature of each owner exactly as account is registered
.. Other documentation required by the transfer agent


         SB Adjustable Rate Income Fund -         14

To be in good order, your request must include a signature guarantee if:

.. The proceeds of the redemption exceed $50,000
.. The proceeds are not paid to the record owner(s) at the record address
.. The shareholder(s) has had an address change in the past 45 days
.. The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by fax only if a signature guarantee or other                   Redemptions by
documentary evidence is not required. Redemption requests should be properly          fax
signed by all owners of the account and faxed to the transfer agent at (508) 871-
9503. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.
-----------------------------------------------------------------------------------------------------------------
In all cases, your redemption price is the net asset value next determined after      Redemption
your request is received in good order. Redemption proceeds normally will be          payments
sent within seven days. However, if you recently purchased your shares by
check, you may not redeem until your original check clears, which may take up         Any request that your
to 15 days. Your redemption proceeds can be sent by check to your address of          redemption proceeds be
record or by wire transfer to a bank account designated on your application.          sent to a destination other
                                                                                      than your bank account
                                                                                      or address of record must
                                                                                      be in writing and must
                                                                                      include signature
                                                                                      guarantees
-----------------------------------------------------------------------------------------------------------------
You may transmit your redemption request to selected dealers with which the           Redemptions
distributor has entered into sales agreements for the purchase of shares of the       through selected
fund. Redemption orders received by these dealers before the New York Stock           dealers
Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.
-----------------------------------------------------------------------------------------------------------------
You may redeem shares by wire in amounts of $500 or more if redemption by             Redemptions by
wire has been elected on your Account Application. A signature guarantee is not       wire
required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

.. Telephone the redemption request to the transfer agent at (800) 446-1013
.. Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.


         SB Adjustable Rate Income Fund -         15

You may redeem shares by telephone if you elect the telephone redemption          Redemptions by
option on your Account Application, and the proceeds must be mailed to your       telephone
address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed
within the past 45 days or if your shares are in certificate form. Telephone      Automatic cash
redemption requests may be made by calling the transfer agent at (800) 446-1013   withdrawal plan
between 9:00 a.m. and 4:00 p.m., Eastern time on any day the New York Stock
Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------------------

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account If your account falls below $500 ($250 in the case of an IRA or self-employed
balances      retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.
-----------------------------------------------------------------------------------------------------
Share price   You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The fund calculates its net asset value when regular trading closes on the Exchange
              (normally 4:00 p.m., Eastern time).

              The fund generally values its securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or quotations are not readily available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. The fund that uses fair value procedures to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities or that use fair value procedures to price those same securities. International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

              In order to buy, redeem or exchange shares at that day's price, your order must be placed with the transfer agent before the New York Stock Exchange closes. If the
              New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.
              Orders to exchange fund shares for shares of the money market funds must be received by 12:00 p.m., Eastern time.

              Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's transfer agent before the agent's close of business.


         SB Adjustable Rate Income Fund -         16

            The fund has the right to:

            . Suspend the offering of shares.
            . Change or terminate shareholder programs.
            . Waive or change minimum and additional investment amounts.
            . Reject any purchase or exchange order.
            . Change, revoke or suspend the exchange privilege.
            . Suspend telephone transactions.
            . Suspend or postpone redemptions of shares on any day when trading on the
              New York Stock Exchange is restricted, or as otherwise permitted by the
              Securities and Exchange Commission.
----------------------------------------------------------------------------------------
Redemptions The fund may make payment for fund shares wholly or in part by distributing
in kind     portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.




         SB Adjustable Rate Income Fund -         17

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions



Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

The fund's policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

--------------------------------------------------------------------------------

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


         SB Adjustable Rate Income Fund -         18

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the fund for the past 5 years (or since inception if less than 5 years). The fund's Salomon Brothers Class A, B, 2, O and Y shares commenced operations as of the date hereof. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the five years ended May 31, 2002 is for the fund's Smith Barney Class L shares, and was audited by KPMG LLP, independent auditors. KPMG LLP's report, along with the fund's financial statements, is included in the annual report (available upon request).

FOR A SMITH BARNEY CLASS L* SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS
OTHERWISE NOTED:
                                                2002(1)(2)     2002(1)   2001(1)   2000(1)   1999(1)    1998
                                                ----------     --------- --------- --------- --------- --------
Net asset value, beginning of year                $ 9.76       $ 9.81    $ 9.62    $ 9.75    $ 9.86    $ 9.84
Income (loss) from operations:
   Net investment income                            0.11         0.32      0.50      0.46      0.45      0.49
   Net realized and unrealized gain (loss)          0.04         0.02      0.23     (0.08)    (0.04)     0.04
Total income from operations                        0.15         0.34      0.73      0.38      0.41      0.53
Less distributions from:
   Net investment income                           (0.15)       (0.39)    (0.54)    (0.49)    (0.49)    (0.50)
   Capital                                           --          --        --       (0.02)    (0.03)    (0.01)
Total distributions                                (0.15)       (0.39)    (0.54)    (0.51)    (0.52)    (0.51)
Net asset value, end of year                      $ 9.76       $ 9.76    $ 9.81    $ 9.62    $ 9.75    $ 9.86
Total return                                       1.50%(3)     3.55%     7.74%     3.98%     4.25%     5.57%
Net assets, end of year (millions)                $  804       $  447    $  102    $   98    $   98    $  108
Ratios to average net assets:
   Net investment income                           2.25%(4)     3.21%     5.35%     4.84%     4.55%     4.94%
   Interest expense                                  --          0.29      2.06      1.03      1.80      1.77
   Other expenses                                   1.41(4)      1.47      1.54      1.61      1.52      1.57
   Total expenses                                   1.41(4)      1.76      3.60      2.64      3.32      3.34
Portfolio turnover rate                              15%          49%       63%      164%      155%      242%

                 --------------------------------------------
(1)Per share amounts calculated using the monthly average shares method.
(2)For the six months ended November 30, 2002 (unaudited).
(3)Total return is not annualized, as it may not be representative of the total return for the year.
(4)Annualized.
* On August 5, 2002, Smith Barney Class A shares were redesignated Smith Barney Class L shares.


         SB Adjustable Rate Income Fund -         19

         ADDITIONAL INFORMATION ABOUT THE FUND

         SHAREHOLDER REPORTS
-------------------------------

         Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal period.

         STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------

         The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

         HOW TO OBTAIN ADDITIONAL INFORMATION
-------------------------------------------------

         You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

         You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

         If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

         (Investment Company Act file no. 811-06663)

        SB ADJUSTABLE RATE INCOME FUND

         125 BROAD STREET
         NEW YORK, NEW YORK 10004

         1-800-SALOMON
         WWW.SBAM.COM

         SBPRO 04/03
         FD02520 04/03

                                 April 7, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                        SB ADJUSTABLE RATE INCOME FUND

                      Salomon Brothers Classes of Shares
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current prospectus for the Salomon Brothers Class A, B, 2, O and Y shares of SB Adjustable Rate Income Fund (the "fund"), dated April 7, 2003, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. Additional information about the fund's investments is available in the fund's Annual and Semi-Annual Reports to shareholders. The prospectus may be obtained from your Salomon Smith Barney Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                               TABLE OF CONTENTS

               Management of the Fund.......................  2
               Trustees and Officers of the Fund............  2
               Investment Objectives and Management Policies  8
               Risk Factors................................. 24
               Investment Restrictions...................... 26
               Portfolio Transactions....................... 27
               Portfolio Turnover........................... 28
               Additional Purchase Information.............. 28
               Additional Redemption Information............ 30
               Shareholder Services......................... 30
               Distributor.................................. 33
               Determination of Net Asset Value............. 35
               Performance Data............................. 35
               Dividends, Distributions and Taxes........... 37
               Additional Information About the Fund........ 38
               Financial Statements......................... 40

                            MANAGEMENT OF THE FUND

   The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name                                                        Service
----                                                        -------
Salomon Smith Barney Inc. ("Salomon Smith Barney" or "SSB") Distributor
Smith Barney Fund Management LLC ("SBFM").................. Investment Adviser and Administrator
State Street Bank and Trust Company........................ Custodian
PFPC Global Fund Services ("PFPC" or "Transfer Agent")..... Transfer Agent

   These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

                       TRUSTEES AND OFFICERS OF THE FUND

   Overall responsibility for management and supervision of the fund rests with the fund's board of trustees. The board of trustees approves all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, administrator, custodian and transfer agent.

   The trustees and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. No trustee is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                                                                    Number of
                                                                                    Investment
                                          Term of                                   Companies
                                         Office and                                  in Fund       Other
                                         Length of                                   Complex   Directorships
                        Position(s) Held    Time        Principal Occupation(s)      Overseen     Held by
Name, Address, and Age     with Fund      Served*         During Past 5 Years       by Trustee    Trustee
----------------------  ---------------- ---------- ------------------------------- ---------- -------------

NON-INTERESTED
 TRUSTEES

Allan J. Bloostein          Trustee      Since 1992 President, Allan J.                 16        Taubman
27 West 67th Street                                 Bloostein Associates, a                    Centers. Inc.
Apt. 5FW                                            consulting firm; retired
New York, NY 10023                                  Vice Chairman of Macy
Age 72                                              Department Stores

Dwight B. Crane             Trustee      Since 1992 Professor--Harvard Business         23         None
Harvard Business School                             School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Paolo Cucchi                Trustee      Since 2001 Vice President and                   8         None
Drew University                                     Dean of College of Liberal Arts
108 Brothers College                                at Drew University
Madison, NJ 07940
Age 60

Robert A. Frankel           Trustee      Since 1994 Managing Partner of Robert A.        9         None
8 John Walsh Blvd.                                  Frankel Management
Peekskill, NY 10566                                 Consultants. Former Corporate
Age 75                                              Vice President of The Reader's
                                                    Digest Association, Inc.

                                                                                      Number of
                                                                                      Investment
                                           Term of                                    Companies
                                          Office and                                   in Fund        Other
                                          Length of                                    Complex    Directorships
                        Position(s) Held     Time        Principal Occupation(s)       Overseen      Held by
Name, Address, and Age     with Fund       Served*         During Past 5 Years        by Trustee     Trustee
---------------------- ------------------ ---------- -------------------------------- ---------- ---------------

Dr. Paul Hardin        Trustee            Since 2001 Chancellor Emeritus and              20          None
12083 Morehead                                       Professor of Law at the
Chapel Hill, NC                                      University of North Carolina at
27514-8426                                           Chapel Hill; Former Chancellor
Age 71                                               of the University of North
                                                     Carolina

William R. Hutchinson  Trustee            Since 1995 President, WR Hutchinson &            7     Associated Bank
535 N. Michigan                                      Associates Inc. (oil industry               and Associated
Suite 1012                                           consulting); formerly Group                    Banc-Corp
Chicago, IL 60611                                    Vice President, Mergers and
Age 59                                               Acquisitions, BP AMOCO
                                                     p.l.c., formerly Vice President,
                                                     Financial Operations of
                                                     AMOCO Corporation

George M. Pavia        Trustee            Since 2001 Senior Partner, Pavia &               9          None
600 Madison Avenue                                   Harcourt LLP, Attorneys
New York, NY 10022
Age 74

INTERESTED TRUSTEE

R. Jay Gerken          Trustee            Since 2002 Managing Director of SSB and        226          None
Salomon Smith Barney                                 President of SBFM and
125 Broad Street                                     Travelers Investment Adviser,
New York, NY 10022                                   Inc. ("TIA")
Age 51

OFFICERS

R. Jay Gerken          President          Since 2002 Managing Director of SSB and        N/A           N/A
Salomon Smith Barney                                 President of SBFM and TIA
125 Broad Street
New York, NY 10022
Age 51

David Torchia          Vice President and Since 2002 Managing Director of SSB;           N/A           N/A
388 Greenwich Street   Investment Officer            Senior Portfolio Manager,
New York, NY 10013                                   Salomon Brothers Asset
Age 42                                               Management

Theresa M. Veres       Vice President and Since 2002 Director of SSB; U.S. Fixed         N/A           N/A
388 Greenwich Street   Investment Officer            Income Portfolio Manager,
New York, NY 10013                                   Salomon Brothers Asset
Age 36                                               Management

Lewis E. Daidone       Chief              Since 1993 Managing Director of SSB;           N/A           N/A
125 Broad Street       Administrative                Director and Senior Vice
New York, NY 10004     Officer                       President of SBFM and TIA
Age 45

Kaprel Ozsolak         Controller         Since 2002 Vice President of SSB               N/A           N/A
125 Broad Street
New York, NY 10004
Age 36

                                                                                   Number of
                                                                                   Investment
                                           Term of                                 Companies
                                          Office and                                in Fund       Other
                                          Length of                                 Complex   Directorships
                         Position(s) Held    Time       Principal Occupation(s)     Overseen     Held by
Name, Address, and Age      with Fund      Served*        During Past 5 Years      by Trustee    Trustee
----------------------   ---------------- ---------- ----------------------------- ---------- -------------

Richard Peteka           Treasurer and    Since 2002 Director of SSB; prior           N/A          N/A
125 Broad Street         Chief Financial             to 1999, Vice President and
New York, NY 10004       Officer                     Head of Mutual Fund
Age 41                                               Administration at Oppenheimer
                                                     Capital LLC

Christina T. Sydor       Secretary        Since 1992 Managing Director of SSB;        N/A          N/A
300 First Stamford Place                             General Counsel and Secretary
Stamford, CT 06902                                   of SBFM and TIA
Age 51

--------
* Each Trustee and Officer serve until his or her successor has been duly elected and qualified.

   The following table shows the amount of equity securities owned by the Trustees in the fund and in other investment companies associated with Citigroup, Inc. ("Citigroup") and supervised by the Trustees for the calendar year ended December 31, 2002.

                                             Aggregate Dollar Range of Equity
                            Dollar Range of    Securities in All Investment
                           Equity Securities    Companies Associated with
  Name of Trustee             in the Fund     Citigroup Overseen by Trustee
  ---------------             -----------    --------------------------------
  Non-Interested Trustees:
  Allan J. Bloostein             None                Over $100,000
  Dwight B. Crane                None                $50,001-$100,000
  Paolo M. Cucchi                None                $1-$10,000
  Robert A. Frankel          Over $100,000           Over $100,000
  Paul Hardin                 $1-$10,000             Over $100,000
  William R. Hutchinson          None                $1-$10,000
  George M. Pavia                None                None

  Interested Trustee:
  R. Jay Gerken                  None                Over $100,000

   As of March 24, 2003, the Trustees and officers of the fund as a group beneficially owned less than 1% of the outstanding shares of the fund.

   The fund has no compensation committee or governance committee of the Board or any committees performing similar functions.

   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of all the Trustees who are not "interested persons" of the fund as defined in the 1940 Act ("Independent Trustees"). The members of the Audit Committee are all the Non-Interested Trustees.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met twice.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the fund's most recent fiscal year.

   No disinterested Trustee owned (nor did certain family members of those Trustees own) securities in the SBFM, SSB, or any person directly or indirectly controlling, controlled by, or under common control with the SBFM or SSB as of December 31, 2002.

Remuneration

   No director, officer or employee of Salomon Smith Barney, SBFM or any of their affiliates receives any compensation from the fund for serving as an officer or trustee of the fund. The fund pays each trustee who is not a director, officer or employee of Salomon Smith Barney, SBFM, or any of their affiliates, a fee of $2,500 per annum plus $250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended May 31, 2002 such travel expenses totaled $5,205.

   The following table sets forth the compensation paid by the fund to each person who was a trustee during the fund's last fiscal year:

                                                        Total
                                                    Compensation
                           Aggregate    Pension or    From Fund   Total Number
                         Compensation   Retirement    and Fund    of Funds for
                           From the      Benefits    Complex for  Which Trustee
                           Fund For     Accrued as  Calendar Year Serves Within
                          Fiscal Year  Part of Fund     Ended         Fund
Trustee                  Ended 5/31/02   Expenses     12/31/02       Complex
-------                  ------------- ------------ ------------- -------------
Non-Interested Trustees:
Allan J. Bloostein......    $3,500          $0        $122,250          19
Paolo Cucchi............     3,250           0          44,400           8
Dwight Crane............     3,500           0         152,200          23
Robert A. Frankel.......     3,283           0          73,450           9
William R. Hutchinson...     3,500           0          46,750           7
Paul Hardin.............     3,250           0         132,300          20
George M. Pavia.........     3,500           0          57,800           9

Interested Trustee:
R. Jay Gerken...........         0           0               0         226

--------
Upon attaining age 80, a trustee may, and at the end of the year in which he/she attains age 80, a fund trustee is required to change to emeritus status. An Emeritus Trustee is entitled to serve in emeritus status for a maximum of 10 years, during which time he/she is paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal year, aggregate compensation paid to Trustees Emeriti by the find totaled $1,625.

   As of March 24, 2003, to the best knowledge of the fund, no shareholders or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund's Salomon Brothers Classes.

Investment Manager And Administrator

   SBFM, located at 333 West 34th Street, New York, New York 10001, serves as the fund's investment manager and administrator. In its capacity as the fund's investment manager, subject to the supervision and direction of the fund's board of trustees, SBFM is generally responsible for furnishing, or causing to be furnished to the fund, investment management services. Included among the specific services provided by SBFM as investment manager are: the review of all purchases and sales of portfolio instruments made by the fund to assess compliance with its stated investment objectives and policies; the monitoring of the selection of brokers and dealers effecting investment transactions on behalf of the fund; and the payment of reasonable salaries and expenses of those of the fund's officers and employees, and the fees and expenses of those members of the fund's board of trustees, who are directors, officers or employees of SBFM. SBFM provides investment management, investment advisory and/or administrative services to individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2002, in excess of $97.3 billion. For the fiscal year ended May 31, 2002, SBFM received fees in an amount equal to 0.40% of the fund's average daily net assets for the investment advisory services provided. As the fund's administrator, SBFM calculates the net asset value of the fund's shares and generally assists in all aspects of the fund's administration and operation. SBFM receives a fee for services provided to the fund as administrator that is accrued daily and paid monthly at the annual rate of 0.20% of the value of the fund's average daily net assets.

   Certain of the services provided to, and the fees paid by, the fund under its agreement with SBFM are described in the prospectus. For the fiscal years ended May 31, 2000, 2001 and 2002, such fees (for investment advisory and administration services) amounted to $822,791, $787,603 and $3,506,193, respectively. In addition to providing the services described in the prospectus, SBFM furnishes the fund with statistical and research data, clerical assistance and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund; prepares reports to the fund's shareholders; and prepares tax returns, reports to and filings with, the Securities and Exchange Commission (the "SEC") and state regulatory authorities. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup. SBFM pays the salaries of all officers and employees it employs who provide services to the fund, and SBFM maintains office facilities for the fund. SBFM bears all expenses in connection with the performance of its services under its agreement with the fund.

Board Approval of Investment Advisory Agreement

   In approving the investment advisory agreement, the Board of Trustees, including the Independent Trustees, considered the reasonableness of the management fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by SBFM or its affiliates in connection with providing services to the Fund, compared the fees charged by SBFM to those charged by SBFM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses to be incurred by SBFM with respect to the fund. Specifically, the Board of Trustees noted benefits potentially accruing to SBFM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBFM, as well as SBFM's research arrangements with brokers who execute transactions on behalf of the fund. The Board reviewed the profitability to SBFM and its affiliates of their services to the fund and considered whether economies of scale in the provision of services to the fund would be passed along to shareholders. After requesting and reviewing such information as they deemed necessary, the Board concluded that the investment advisory agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the investment advisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Portfolio Management

   Effective July 23, 2002, BlackRock Financial Management, Inc. no longer serves as the fund's subadviser. The management of the fund's portfolio has been assumed by SBFM. David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, are responsible for the day-to-day management of the fund. Mr. Torchia, a managing director of SSB who has been employed by Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has more than 18 years of securities business experience. Ms. Veres, a director of SSB who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than 13 years of securities business experience.

   Management's discussion and analysis, and additional performance information regarding the fund during the fiscal year ended May 31, 2002, is included in the Annual Report for that period. A copy of the Annual Report may be obtained upon request and without charge from a Financial Consultant or by writing or calling the fund at the address or phone number listed above.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's Code of Ethics is on file with the SEC.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   The investment objectives of the fund are to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. These investment objectives may not be changed without the approval of the holders of a majority of the fund's outstanding shares. No assurance can be given that the fund will be able to achieve its investment objectives. The prospectus discusses the investment objectives of the fund and the principal policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the fund may invest, the investment policies and strategies that the fund may utilize, and certain risks attendant to those investments, policies and strategies.

   In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. The fund's assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities ("MBSs"), asset-backed securities ("ABSs") and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an "NRSRO"), such as those rated Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Ratings Group ("S&P") and money market instruments with a comparable short-term rating. Up to 20% of the fund's total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund's total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

   The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities

   The fund will invest at least 80% of its net assets in adjustable rate securities ("Adjustable Rate Securities"), consisting principally of mortgage-backed and asset-backed securities. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a "spread") over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

   Indices. The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the "FHLB") of San Francisco (the 11th District Cost of Funds Index, "COFI"). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions' liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

   The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund's portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

   The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund's MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

   Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund's MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund's net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

   MBSs.  Three basic types of MBSs are currently available for investments:
(a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and
(c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States government guarantee but usually having some form of private credit enhancement.

   MBSs and ABSs issued by Nongovernmental Entities. Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

   Credit Enhancements. Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

   Examples of such credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

   Collateralized Mortgage Obligations. The fund may invest in MBSs taking the form of collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

   Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

   ABSs. The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

   Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration ("SBA"). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

   ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund experiencing difficulty in valuing ABSs.

   U.S. Government Agencies or Instrumentalities. MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by non-governmental entities.

   Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the United States government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or be guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

   GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

   Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

   Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

   Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of mortgage-backed securities.

   The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

   FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

   U.S. Small Business Administration. The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA's guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

   Among the specific types of MBSs in which the fund may invest are ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

U.S. Government Securities

   Securities issued or guaranteed by the United States government or one of its agencies, authorities or instrumentalities ("U.S. government securities") in which the fund may invest include debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the FHA, Export-Import Bank of the United States, SBA, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the United States Treasury include bills, certificates of indebtedness, notes and bonds that differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the United States government and, as such, are backed by the full faith and credit of the United States. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will not invest in obligations issued by an instrumentality of the United States government unless SBFM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the fund.

   Zero Coupon Treasury Securities. The fund may purchase zero coupon securities when yields on those securities are attractive, to enhance portfolio liquidity or for a combination of both of these purposes. The fund may purchase "zero coupon" U.S. Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their interest coupons or that are certificates representing interests in the stripped debt obligations and coupons. A zero coupon security is purchased at a discount from its face amount, and pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The discount approximates the total amount of interest the security might accrue and compound over the period until maturity or the particular interest payment date at a rate reflecting the market rate of the securities at the time of issuance or purchase. Zero coupon securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

   The interest rate on zero coupon securities is automatically compounded and paid out at maturity. Although compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security does not obtain the higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities that make current distributions of interest.

   Current federal tax law requires that a holder (such as the fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payments in cash on the security during the year. The fund will accrue income on zero coupon securities it holds for tax and accounting purposes, which income is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of portfolio securities to satisfy the fund's distribution obligations.

   Currently, the only U.S. Treasury security issued without coupons is the U.S. Treasury bill. A number of banks and brokerage firms, however, have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and have sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

Other Investments of the Fund

   Fixed Rate MBSs. Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

   Stripped MBSs. The fund may invest in stripped MBSs ("SMBSs"), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or "PO" class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or "IO" class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

   Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund's net asset value.

   The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater-than-anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate.

   Corporate Debt Securities. The fund may purchase corporate debt securities rated within the two highest categories for long-term debt obligations by an NRSRO, or, if unrated, deemed to be of comparable credit quality by SBFM. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate MBSs, but corporate debt securities, unlike MBSs, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

   Foreign Securities. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

   Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

   Municipal Obligations. The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities ("Municipal Obligations"). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States government will be considered by SBFM to have the highest rating.

   Illiquid Securities. The fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Other illiquid securities include interest rate swaps and ABSs that cannot be disposed of promptly within seven days and in the usual course of business without the fund's receiving a reduced price. The fund will also treat POs and IOs as illiquid securities except for POs and IOs issued by U.S. governmental agencies and instrumentalities, whose liquidities are monitored by SBFM subject to the supervision of the fund's board of trustees.

   Illiquid securities have historically included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   Restricted securities issued pursuant to Rule 144A under the 1933 Act are not deemed to be illiquid. SBFM will monitor the liquidity of these restricted securities subject to the supervision of SBFM and the board of trustees. In assessing the liquidity of a security, SBFM will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security;
(b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   Money Market Instruments. Money market instruments in which the fund may invest are limited to: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than Prime-1 by Moody's or A-1 by S&P or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the highest rating category; and repurchase agreements, as more fully described below. U.S. government securities in which the fund may invest include obligations issued or guaranteed by U.S. agencies and instrumentalities that are supported solely by the credit of the agency or instrumentality. At no time will the fund's investments in bank obligations, including time deposits, exceed 25% of its assets.

   The fund will invest in an obligation of a foreign bank or foreign branch of a U.S. bank only if SBFM determines that the obligation presents minimal credit risks. The obligations of foreign banks or foreign branches of U.S. banks in which the fund will invest may be traded in or outside the United States, but will be denominated in U.S. dollars. Obligations of a foreign bank or foreign branch of a U.S. bank entail risks that include foreign economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

   Repurchase Agreements. The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities.

   Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

   The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. SBFM will also monitor on an ongoing basis, to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

   Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The fund will enter into a reverse repurchase agreement for these purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund may also use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund's securities is considered to be disadvantageous.

   The fund will establish a segregated account in which the fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

   Dollar Roll Transactions. To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the fund may enter into dollar roll transactions. A dollar roll transaction, which is considered a borrowing by the fund, involves a sale by the fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the fund, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

   When-Issued and Delayed Delivery Transactions. The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. A segregated account of the fund, cash or liquid securities that are marked to market daily, pursuant to guidelines established by the fund's board of trustees. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the fund engages in when-issued or delayed delivery securities transactions, it will rely on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Lending Portfolio Securities. To generate income, the fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, are currently subject to a limitation whereby they may not exceed 33 1/3% of the value of the fund's total assets. The fund will not lend securities to Salomon Smith Barney unless the fund has applied for and received specific authority to do so from the SEC. The fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the fund's loans of securities will be maintained at all times in a segregated account in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a "finder."

   By lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever it loans securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

   Borrowing. The fund may borrow from banks for temporary or emergency (not leveraging) purposes and enter into reverse repurchase agreements or dollar rolls in an aggregate amount equal to up to 33- 1/3% of the value of its total assets (computed at the time the loan is made). The fund may pledge up to 33-1/3% of its total assets to secure these borrowings. If the fund's asset coverage for borrowings falls below 300%, the fund will take prompt action to reduce its borrowings.

   Short Sales. The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

   The fund may make short sales "against the box" without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a "naked short," in which the fund does not own or have the right to acquire the security sold.

   To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

   The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between
(a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

   The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund's assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund's net assets or
(b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

   Interest Rate Transactions, Options and Futures. The fund is authorized to engage in transactions involving put and call options. The fund may purchase a put option, for example, in an effort to protect the value of a security that it owns against a substantial decline in market value, if SBFM believes that a defensive posture is warranted for a portion of the fund's portfolio. In addition, in seeking to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase, the fund may purchase a put option on securities it does not hold. Although changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in the latter type of transaction as in a transaction in which the fund purchases a put option on an underlying security it owns.

   The fund is authorized to engage in transactions involving over-the-counter options ("OTC options") and options traded on a U.S. securities exchange. Whereas exchange-traded options are in effect guaranteed by The

Options Clearing Corporation ("Clearing Corporation"), the fund relies on the dealer from which it purchases an OTC option to perform if the option is exercised. SBFM will monitor the creditworthiness of dealers with which the fund enters into OTC option transactions under the general supervision of SBFM and the fund's board of trustees.

   The fund may seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in interest rates by means of other portfolio strategies. The fund has authority to write (that is, sell) covered call and put options on its portfolio securities, purchase and sell call and put options on securities and engage in transactions in interest rate swaps, caps and floors, financial futures contracts, and related options on those contracts. Although these strategies entail risks (as discussed below), SBFM believes that, because the fund will
(a) write only covered options and (b) engage in other transactions only for hedging purposes, the strategies should not subject the fund to the risks frequently associated with the speculative use of the strategies. While the fund's use of hedging strategies is intended to reduce the volatility of the net asset value of fund shares, the fund's net asset value will fluctuate. The fund is not obligated to use any of the listed strategies at any particular time or under any particular economic condition, and there is no assurance that these strategies will be effective. The following is further information relating to certain portfolio strategies the fund may utilize.

   Utilization of futures transactions to hedge the fund's portfolio will involve the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the fund will experience a gain or loss that would not be completely offset by movements in the price of the security that is the subject of the hedge.

   Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. Such a transaction requires a secondary market on an exchange for call or put options of the same series. The fund will enter into an option or futures transaction on an exchange only if a liquid secondary market appears to exist for the options or futures. No assurance can be given that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the fund, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse effect on the fund's ability to hedge effectively its portfolio. The risk also exists of a loss by the fund of margin deposits in the event of bankruptcy of a broker with which the fund has an open position in a futures contract or related option.

   The exchanges on which the fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether the options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. SBFM does not believe that these trading and position limits will have any adverse effect on the portfolio strategies for hedging the fund's portfolio.

   Interest Rate Hedging Transactions. The fund may hedge all or a portion of its portfolio against fluctuations in interest rates by entering into interest rate transactions. The fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of the hedging transaction.

   The fund expects to enter into interest rate transactions primarily to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates. Typically, the parties with which the fund will enter into interest rate transactions will be brokers, dealers or other financial institutions typically called "counterparties." Certain federal income tax requirements, however, may limit the fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate cap, therefore, hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the fund. Thus, for example, in the case of an Adjustable Rate Security indexed to the COFI, if the COFI increases above the rate paid on the security, the counterparty will pay the differential to the fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security interest rate. Swap transactions involve the exchange by the fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. If the fund were to hold an MBS with an interest rate that is reset only once each year, for example, it could swap the right to receive interest at the fixed rate for the right to receive interest at a rate that is reset every week. This swap would enable the fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the fund were to hold an MBS with an interest rate that is reset every week and it desired to lock in what it believed to be a high interest rate for one year, it could swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. This type of a swap would protect the fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

   Interest Rate Swaps. The fund may enter into interest rate swaps, which are "derivative" transactions involving the exchange by the fund with another party of their respective commitments to pay or receive interest, such as, for example, an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities that the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will enter into interest rate swap transactions on a net basis; that is, the two payment streams are netted out, with the fund receiving or paying only the net amount of the two payments. Inasmuch as these transactions will be entered into for good faith hedging purposes, SBFM believes that the obligations should not be deemed to constitute senior securities and, thus, the fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash, U.S. government securities or other liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by the fund in a segregated account. The fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest two rating categories by at least one NRSRO or is believed by SBFM to be equivalent to that rating. If the other party to the transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market.

   The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SBFM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would be lower than it would have been if interest rate swaps were not used.

   Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. As a result, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund would be contractually obligated to make. If the MBS or another security underlying an interest rate swap were prepaid and the fund continued to be obligated to make payments to the other party to the swap, the fund would have to make the payments from another source. If the other party to an interest rate swap were to default, the fund's risk of loss would consist of the net amount of interest payments that the fund contractually was entitled to receive. Since interest rate transactions are individually negotiated, SBFM expects to achieve an acceptable degree of correlation between the fund's rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

   Writing Covered Options. The fund is authorized to write (that is, sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of these options. A covered call option is an option pursuant to which the fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified price and for a specified time set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the fund gives up the opportunity to profit from any potential price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction. A closing purchase transaction cancels out the fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

   The writer of a covered call option has no control over when it may be required to sell its securities since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

   The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund's return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

   Options purchased or sold by the fund may include options issued by the Clearing Corporation, which options are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Inc. ("NYSE") and various regional stock exchanges. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the fund would not be able to sell the underlying security until the option expires or the fund delivered the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options may exist; (b) restrictions may be imposed by the exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on the exchange;
(e) the facilities of the exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (f) the exchange could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the exchange (or in that class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by the Clearing Corporation as a result of trades on the exchange would continue to be exercisable in accordance with their terms.

   The fund may enter into OTC options, which are two-party contracts with prices and terms negotiated between the buyer and seller. In the absence of a change of position of the staff of the SEC, the fund will treat OTC options and the assets used as cover for written OTC options as illiquid securities. If an OTC option is sold by the fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the conditional contractual right to repurchase the OTC option from the dealer at the predetermined price, then the fund will treat as illiquid the amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (that is, the current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

   Purchasing Options. The fund may purchase put options to hedge against a decline in the market value of its holdings. By buying a put, the fund has a right to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's expiration of the option it has purchased. In certain circumstances, the fund may purchase call options on securities held in its portfolio on which it has written call options or that it intends to purchase. The fund may purchase either exchange-traded or OTC options.

   Futures and Financial Futures. The fund is authorized to engage in transactions in financial futures contracts and related options on these futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. The fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a security, whereas a short position involves entering into a futures contract to sell a security. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, that is, by entering into an offsetting transaction. Futures contracts are traded on boards of trade that have been designated "contract markets" by the Commodity Futures Trading Commission.

   The purchase or sale of a futures contract, unlike the purchase or sale of a security, contemplates no price or premium being paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the borrower, called "variation margin," are required to be made daily as the price of the futures contract fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

   Futures Contracts and Options on Futures Contracts. The fund may enter into interest rate futures contracts on U.S. government securities and MBSs. A futures contract on securities, other than GNMAs which are settled in cash, is an agreement to purchase or sell an agreed amount of securities at a set price for delivery on an agreed future date. The fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price of securities the fund intends to acquire. The fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price of securities the fund owns.

   The fund may purchase call and put options on futures contracts on U.S. government securities and MBSs that are traded on U.S. commodity exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon the exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The fund will not purchase an option if, as a result of the purchase, more than 20% of its total assets would be invested in premiums for options and options on futures. In addition, the fund may not sell futures contracts or purchase related options if immediately after the sale the sum of the amount of initial margin deposits on the fund's existing futures and options on futures and premiums paid for the related options would exceed 5% of the market value of the fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts the fund has entered into, except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limitation. The fund is subject to no overall limitation on the percentage of its assets that may be subject to a hedge position.

   The fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. government securities and MBSs against the risk of rising interest rates, and the consequential decline in the prices of U.S. government securities and MBSs it owns. The fund will purchase call options on futures contracts to hedge the fund's portfolio against a possible market advance at a time when the fund is not fully invested in U.S. government securities and MBSs (other than U.S. Treasury Bills).

   Transactions Involving Eurodollar Instruments. The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

   Ratings as Investment Criteria. In general, the ratings of NRSROs such as Moody's and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. These ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. An issue of debt obligations may, subsequent to its purchase by the fund, cease to be rated or its ratings may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but SBFM will consider the event in its determination of whether the fund should continue to hold the obligation.

                                 RISK FACTORS

   Interest Rate Risk. The fund's portfolio will be affected by general changes in interest rates that will result in increases or decreases in the market value of the obligations held by the fund. The market value of the obligations in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

   Adjustable Rate Securities. The types of securities in which the fund will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

   Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

   ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

   The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund's net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund's net asset value.

   Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of "locking-in" attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying mortgage assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor's income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

   Any benefits to the fund and its shareholders from an increase in the fund's net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

   Options and Futures Markets. Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM's predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include:
(a) dependence on SBFM's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

   Lending Portfolio Securities. In lending securities to brokers, dealers and other financial organizations, the fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

   Repurchase and Reverse Repurchase Agreements. In entering into a repurchase agreement, the fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   A reverse repurchase agreement involves the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

   When-Issued and Delayed Delivery Transactions. Securities purchased on a when-issued or delayed delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing when-issued or delayed delivery securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

   Short Sales. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Although the fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited with respect to a "naked" short.

   Borrowing. If the fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs to the fund, including any interest paid on the money borrowed, the net asset value of the fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage."

                            INVESTMENT RESTRICTIONS

   The fund is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's board of trustees without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

      1. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      2. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      6. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); and (d) investing in real estate investment trust securities.

      7. invest in a manner that would cause the fund to fail to be a "diversified company" under the Act and the rules, regulations and orders thereunder.

      8. purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

      9. make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund's net assets would be
   (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales "against-the-box" are not subject to this restriction.

   Nonfundamental Policies.  As a nonfundamental policy, the fund may not:

      1. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      2. write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund's investment objectives and policies.

      3. purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund's total assets would be invested in such securities.

      4. invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      5.  make investments for the purpose of exercising control or management.

      6. invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

      7. purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the fund will be made by SBFM, subject to the overall review of the fund's board of trustees. Allocation of transactions on behalf of the fund, including their frequency, to various dealers will be determined by SBFM in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of SBFM in allocating transactions will be availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to SBFM may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by SBFM, and the fees of SBFM are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to SBFM in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to SBFM in carrying out their obligations to the fund.

   Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

   Although investment decisions for the fund will be made independently from those of the other accounts managed by SBFM, investments of the type the fund may make may also be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security or other investment instrument, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

   For the fiscal years ended May 31, 2000, 2001 and 2002, the fund incurred no brokerage commissions.

   The fund will not purchase securities, including U.S. government securities, during the existence of any underwriting or selling group relating to the offering of the securities, of which Salomon Smith Barney is a member, except to the extent permitted by rules or exemptions adopted by the SEC or interpretations of the staff of the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison to other funds that have similar investment objectives but that are not subject to a similar limitation.

                              PORTFOLIO TURNOVER

   Under certain market conditions, if the fund engages in options transactions it may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a high turnover rate (i.e., in excess of 100%). The fund has no fixed policy with respect to portfolio turnover, but does not expect to trade in securities for short-term gain. The fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when SBFM believes investment considerations warrant such sale or purchase. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve corresponding greater transaction costs that will be borne directly by the fund.

   The fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for one year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   For the fiscal years ended May 31, 2001 and 2002, the fund's portfolio turnover rate was 63% and 49%, respectively.

                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

   Orders for the purchase of the fund's Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer.

   Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Salomon Brothers Class A Shares

   Volume Discounts. The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call
(800) 446-1013.

   Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the fund and the members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

   Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

   Sales Charge Reallowance. Purchases of Salomon Brothers Class A shares of the fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the fund's Salomon Brothers Class A shares.

   Right of Accumulation.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Salomon Brothers Class A shares, apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Salomon Brothers Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

   Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may also establish a total investment goal in shares of the fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

   Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the fund, the Transfer Agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION

   If the board of trustees of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

   Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                             SHAREHOLDER SERVICES

   Exchange Privilege. Shareholders may exchange all or part of their fund shares for shares of the same class of funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

   The exchange privilege enables shareholders of the fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

   Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

   All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

   The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if SBFM in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving funds in the Salomon Brothers Investment Series. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.

   During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

   Automatic Withdrawal Plan. With respect to the fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC upon written notice.

   The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

   Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class 2 shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class 2 shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

   Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

   Self Employed Retirement Plans. The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

   Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

   For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

   Individual Retirement Accounts. The fund offers a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers mutual funds.

   Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

   Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

   For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                  DISTRIBUTOR

   Salomon Smith Barney serves as the fund's distributor on a best efforts basis pursuant to a agreement. The fund offers its shares on a continuous basis.

   When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund of the Salomon Brothers funds. If the investor instructs the distributor to invest the funds in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of the fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the fund pursuant to the Rule (the "Plans"). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.

Distribution Fees

   Each Salomon Brothers class described in this SAI (other then Salomon Brothers Class O and Salomon Brothers Class Y) of the fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan" as applicable and collectively, the "Plans") adopted pursuant to the Rule to pay Salomon Smith Barney an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

   With respect to Salomon Brothers Class B and Salomon Brothers Class 2 shares of the fund, Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.50% of the value of the average daily net assets of the respective class.

   The service fees are used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. The distribution fees are paid to Salomon Smith Barney to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class 2 shares.

   The expenses incurred in connection with these activities include: costs of printing and distributing the fund's Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Salomon Smith Barney's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Salomon Smith Barney may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a "trail fee") with respect to accounts that dealers continue to service.

   With respect to Salomon Brothers Class 2 shares of the fund, Salomon Smith Barney will pay broker-dealers a quarterly trail fee at an annual rate of .75% which will begin to accrue immediately.

   Sales personnel of broker/dealers distributing the fund's shares and any other persons entitled to receive compensation for selling or servicing the fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Salomon Smith Barney and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

   The Plans provide that Salomon Smith Barney may make payments to assist in the distribution of the fund's shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, Salomon Smith Barney may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Smith Barney under the Plans and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred.

   Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund's shares or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the fund does not bear distribution expenses.

   A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the fund's board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the fund's board of trustees and by the trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

                       DETERMINATION OF NET ASSET VALUE

   The fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding.

   Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any security, at fair value as determined by or under the direction of the fund's board of trustees. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, MBSs and ABSs held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the board of trustees; any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analysis and evaluations of various relationships between securities and yield to maturity information. In carrying out valuation policies adopted by the fund's board of trustees, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the fund. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the board of trustees.

                               PERFORMANCE DATA

   From time to time the fund may advertise its total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may include its current dividend return. These figures are computed separately for the respective classes of shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gain distributions on the reinvestment dates, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return. The yield of the fund refers to the net investment income earned by investments in the fund over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investment during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The fund calculates current dividend return for each class by annualizing the most recent distribution and dividing by the net asset value on the last day of the period for which current dividend return is presented. The current dividend return for each class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a class's current return to yields published for other investment companies and other investment vehicles. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   Yield. The 30-day yield figure of each class described in the prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                    YIELD = 2[(a_-_b + 1)/6/-1]
                                         cd

Where: a =   dividends and interest earned during the period.
       b =   expenses accrued for the period (net of reimbursement).
       c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the classes. In periods of rising interest rates the opposite result can be expected to occur.

   Average Annual Total Return. The "average annual total return" of a class described in the prospectus is computed according to a formula prescribed by the SEC, expressed as follows:

                               P(1 + T)/n /= ERV

 Where:      P =   a hypothetical initial payment of $1,000.
             T =   average annual total return.
             n =   number of years.
           ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5-or 10-year period at the
                   end of a 1-, 5-or 10-year period (or fractional portion
                   thereof), assuming reinvestment of all dividends and
                   distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   Aggregate Total Return. The "aggregate total return" of a class described in the prospectus represents the cumulative change in the value of an investment in a class for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where:      P   =   a hypothetical initial payment of $10,000.
          ERV   =   Ending Redeemable Value of a hypothetical $10,000
                    investment made at the beginning of a 1, 5-or 10-year
                    period at the end of a 1-, 5-or 10-year period (or
                    fractional portion thereof), assuming reinvestment of all
                    dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\D\\


 Where:      P =   a hypothetical initial payment of $1,000.
             T =   average annual total return (after taxes on distributions)
             n =   number of years
      ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at
                   the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion
                   thereof), after taxes on fund distributions but not after
                   taxes on redemption

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\DR\\

 Where: P =   a hypothetical initial payment of $1,000.
        T =   average total return (after taxes on distributions and redemptions)
        n =   number of years
ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
              (or fractional portion thereof), after taxes on fund distributions and redemptions

   A class's performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and its operating expenses and the expenses attributable to a particular class. Consequently, any given performance quotation should not be considered representative of a class' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the performance of a class with that of other mutual funds or classes of other mutual funds should give consideration to the quality and maturity of the portfolio securities of the fund or classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following is a summary of selected federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the fund.

   The fund has qualified and will seek to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Provided the fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, any excess of its net short-term capital gain over its long-term capital loss) for a taxable year, it will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. As a general rule, the fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if it has held the investment for more than one year and will be a short-term capital gain or loss if the fund has held the investment for one year or less. The fund's transactions in options and futures contracts are subject to special tax rules that may affect the amount, timing and character of its gains and losses and, accordingly, of its distributions to shareholders. In addition, as a general rule, a shareholder's gain or loss on a redemption or other transaction that is treated as a sale of shares of the fund held by the shareholder as capital assets will be a long-term capital gain or loss if the shareholder has held his or her fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her fund shares for one year or less. If a shareholder receives a long-term capital gain distribution on any distribution date and sells that share when it has been held for six months or less, a loss on the sale will be long-term to the extent of the capital gain distribution. Shareholders of the fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of the fund's prior taxable year as to the federal income tax status of the fund during the fund's prior taxable year. Investors considering buying shares of the fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

   Dividends paid from net investment income and net short-term capital gains are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.

   Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional fund shares. None of the dividends paid by the fund will qualify for the corporate dividends received deduction. Dividends consisting of interest from U.S. government securities may be exempt from state and local personal income taxes. The fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

   The fund is required to withhold ("backup withholding") 30% of all dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the fund with a correct taxpayer identification number (social security or employer identification number) and any required certifications. Withholding also is required from dividends and capital gain distributions to shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

   The discussion above is only a summary of certain tax considerations generally affecting the fund and its shareholders, and is not intended to be a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

   On May 31, 2002, the unused capital loss carryovers for the fund were approximately $9,065,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                                    May 31,
           ---------------------------------------------------------
              2003      2004     2005     2008     2009      2010
           ---------- -------- -------- -------- -------- ----------
           $5,203,000 $570,000 $856,000 $338,000 $341,000 $1,757,000

                     ADDITIONAL INFORMATION ABOUT THE FUND

   Counsel. Willkie Farr & Gallagher serves as counsel for the fund. The trustees who are not "interested persons" of the fund have selected Stroock & Stroock & Lavan LLP, as their counsel.

   Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending May 31, 2003.

   Custodian. State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. The assets of the fund are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the fund, State Street is authorized to establish separate accounts and appoint securities depositories as sub-custodians of assets owned by the fund. For its custody services, State Street receives monthly fees charged to the fund based upon the month-end, aggregate net asset value of the fund plus certain charges for securities transactions. State Street is also reimbursed by the fund for out-of-pocket expenses, including the costs of any sub-custodians.

   Transfer Agent. PFPC Global Fund Services, located at P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the fund's Salomon Brothers classes of shares.

   Organization of the Fund. The fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts and pursuant to an Amended and Restated Master Trust Agreement dated November 5, 1992, as amended from time to time (the "Trust Agreement"). The fund commenced operations on June 22, 1992, and on July 30, 1993 the fund changed its name to Smith Barney Shearson Adjustable Rate Government Income Fund. On November 7, 1994 the fund changed its name to Smith Barney Adjustable Rate Government Income Fund, and on July 31, 2002, the fund changed its name to Smith Barney Adjustable Rate Income Fund. On April 4, 2003, the fund changed its name to its current name.

   In the interest of economy and convenience, certificates representing shares in the fund are not physically issued except upon specific request made by a shareholder to PFPC. The Transfer Agent maintains a record of each shareholder's ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or trustee. The Trust Agreement provides for indemnification from the fund for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   Voting Rights. The fund has authorized 11 classes of shares: Smith Barney Class A shares, Smith Barney Class B shares, Smith Barney Class C shares. Smith Barney Class L shares, Smith Barney Class Y shares, Smith Barney Class Z shares, Salomon Brothers Class A shares, Salomon Brothers Class B shares, Salomon Brothers Class 2 shares, Salomon Brothers Class O shares and Salomon Brothers Class Y shares. Each class of shares represents an identical interest in the fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; (e) the exchange privileges of each class; and (f) the conversion feature of the Smith Barney Class B and Salomon Brothers Class B shares. The fund's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the fund. The board of trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis except for matters affecting only the interests of one class. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares. Shareholders of record owning no less than two-thirds of the outstanding shares of the fund may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Shareholders who satisfy certain criteria will be assisted by the fund in communicating with other shareholders in seeking the holding of the meeting.

   Annual Reports. The fund sends to each of its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also plans to consolidate the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. When the fund's annual report is combined with the prospectus into a single document, the fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the fund's Transfer Agent.

                             FINANCIAL STATEMENTS

   The fund's Salomon Brothers classes of shares commenced operations as of the date hereof. The fund's Annual Report for its other classes for the fiscal year ended May 31, 2002 is incorporated herein by reference in its entirety. The Annual Report was filed on August 8, 2002, accession number
0000950130-02-005402.

PART B - STATEMENT OF ADDITIONAL INFORMATION


                               PART C - FORM N-1A

Item 23. Exhibits

(a)(1) First Amended and Restated Master Trust Agreement dated November 5, 1992 is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed September 28, 1993 ("Post Effective Amendment No. 5").

(a)(2) Amendment No. 1 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 5.

(a)(3) Amendment No. 2 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed October 1, 1995.

(a)(4) Amendment No. 3 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on March 14, 1997 ("Post-Effective Amendment No. 12")

(a)(5) Amendment No. 4 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12

(b)(1) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed June 6, 1992 ("Pre-Effective Amendment No. 1").

(b)(2) Registrants' Amended and Restated By-Laws are filed herewith.

(c) Registrant's form of share certificate for Class A, B, C, and I shares is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed August 14, 1992 ("Post-Effective Amendment No. 2").

(d)(1) Advisory Agreement between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Strategy Advisers Inc. and Smith Barney Shearson Strategy Advisers Inc.) is incorporated by reference to Post-Effective Amendment No. 5.

(d)(2) Form of Sub-Advisory Agreement between the Registrant and BlackRock Financial Management Inc. is incorporated by reference to definitive Proxy Materials filed by Registrant on January 12, 1995.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. (formerly, Smith Barney Shearson Inc.) dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 5.

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(3) Selling group Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(4) Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 17.

(f) Not Applicable.

(g) Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 9.

(h)(1) Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(2) Administration Agreement dated June 1, 1994 between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Mutual Funds Management Inc. and Smith, Barney Advisers, Inc.) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed July 29, 1994 ("Post-Effective Amendment No. 6")

(h)(3) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 17.

(h)(4) Form of Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and PFPC Global Fund Services (formerly, First Data Investor Services Group) is incorporated by reference to Post-Effective Amendment No. 17.

(i) Opinion of Counsel is incorporated by reference to Pre-Effective Amendment No. 1.

(j)(1) Consent of Independent Auditors filed herewith.

(j)(2) Power of Attorney filed herewith.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Services and Distribution Plan pursuant to Rule 12b-1 dated February 25, 1997 is incorporated by reference to Post-Effective Amendment No. 12.

(m)(2) Form of Amended and Restated Shareholder services and distribution plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective No. 15.

(m)(3) Amended and Restated Shareholder services and distribution plan pursuant to Rule 12b-1 for the Registrant is filed herewith.

(n) Financial Data Schedule is not applicable.

(o)(1) Amended Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 14.

(o)(2) Amended Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is filed herewith.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 17.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

         The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.


Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM") SBFM was incorporated under the laws of the State of Delaware in December 1968. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and trustees of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and trustees during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney

Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

(c) Not applicable.

Item 28. Location of Accounts and Records

         (1)      Salomon Smith Barney Inc.
                  388 Greenwich Street
                  New York, New York  10013

..        (2)      SB Adjustable Rate Income Fund
                  125 Broad Street
                  New York, New York  10004

         (3)      Smith Barney Fund Management LLC
                  399 Park Avenue
                  New York, New York 10022
                  and
                  300 First Stamford Place, 4th Floor
                  Stamford, CT 06902

         (4)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110

         (5)      Citicorp Trust Bank, fsb
                  125 Broad Street
                  New York, New York 10004

         (6)      PFPC Global Fund Services
                  P. O. Box 9699
                  Providence, RI
                  02940-9699

Item 29. Management Services

                  Not Applicable.

Item 30. Undertakings

                  Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereunto duly authorized, all in the City of New York, State of New York on the 4th day of April, 2003.

                             SB ADJUSTABLE RATE INCOME FUND

                             By: /s/ R. Jay Gerken
                               -------------------
                             R. Jay Gerken,

                             President, Chairman and Chief Executive Officer

WITNESS our hands on the date set forth below.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                              Date


/s/ R. Jay Gerken              President, Chairman and            April 4, 2003
---------------------          Chief Executive Officer
R. Jay Gerken

/s/ Richard L. Peteka          Treasurer and                      April 4, 2003
---------------------          Chief Financial Officer
Richard L. Peteka

        *
---------------------          Trustee                            April 4, 2003
Allan J. Bloostein

        *
---------------------          Trustee                            April 4, 2003
Dwight B. Crane

        *
---------------------          Trustee                            April 4, 2003
Paolo M. Cucchi

        *
---------------------          Trustee                            April 4, 2003
Robert A. Frankel

        *
---------------------          Trustee                            April 4, 2003
William R. Hutchinson

        *
---------------------          Trustee                            April 4, 2003
Paul Hardin

        *
---------------------          Trustee                            April 4, 2003
George M. Pavia


*By: /s/ R. Jay Gerken
    ----------------------
R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney filed herewith.

Exhibit Index

(b)(2) Amended and Restated Bylaws
(j)(1) Consent of Auditors
(j)(2) Power of Attorney
(m)(3) Amended and Restated Shareholder Services and Distribution Plan
(o)(2) Amended Plan pursuant to Rule 18f-3